UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2012

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 5, 2012, Cytokinetics, Incorporated issued a press release announcing the publication of preclinical research regarding the activation of the troponin complex of fast skeletal muscle by its drug candidate CK-2017357 and the potential therapeutic role that this novel mechanism may play for patients with neuromuscular disorders. This publication in the March 2012 issue of the journal Nature Medicine reveals the mechanism of action for CK-2017357 and the scientific rationale for directly modulating fast skeletal muscle contractility as an innovative therapeutic strategy for improving physical activity in diseases in which neuromuscular function is compromised. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

March 5, 2012	By:	Sharon Barbari

Name: Sharon Barbari
Title: Executive Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 5, 2012